UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 06, 2026

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 6, 2026, the Board of Directors of Lindsay Corporation (the "Company") appointed Brett R. Coburn as Vice President and Chief Accounting Officer.

Mr. Coburn, 34, has been employed by the Company since April 2019. From February 2024 until his appointment as Vice President and Chief Accounting Officer, Mr. Coburn served as Senior Director, Corporate Controller. Between September 2020 and January 2024, Mr. Coburn served as Director, Assistant Corporate Controller. Between April 2019 and August 2020, Mr. Coburn served as Senior Manager, Financial Reporting. Prior to joining the Company, Mr. Coburn served in finance roles at Ballantyne Strong Inc. and as an Audit Senior Associate at KPMG LLP. Mr. Coburn is a licensed and active Certified Public Accountant in the State of Nebraska.

Following his appointment as Vice President and Chief Accounting Officer, Mr. Coburn will be entitled to receive base salary, annual bonus opportunities, and long-term equity incentive awards in the discretion of the Human Resources and Compensation Committee, in each case consistent with his role and seniority. He will also remain eligible to participate in other insurance and benefit plans generally available to employees of the Company.

There are no family relationships between Mr. Coburn and any director or executive officer of the Company, and Mr. Coburn has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 6, 2026, the Company held its annual meeting of stockholders (the “Fiscal 2026 Annual Meeting”). A total of 9,325,331 shares of the Company’s common stock, or 88.0% of the 10,591,980 shares entitled to vote, were represented in person or by proxy at the Fiscal 2026 Annual Meeting.

The final results for each of the matters submitted to a stockholder vote at the Fiscal 2026 Annual Meeting are set forth below.

1.
The stockholders elected three directors with terms expiring at the fiscal 2029 annual meeting of stockholders, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Michael N. Christodolou	7,692,367	1,200,426	432,538
Jahidul H. Khandaker	8,644,185	248,608	432,538
David B. Rayburn	8,260,227	632,566	432,538

2.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2026, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	8,720,296	597,510	7,525

3.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non‑Votes
Advisory Vote on Executive Compensation	8,193,803	681,543	17,447	432,538

Item 9.01 Financial Statements and Exhibits.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	January 12, 2026	By:	/s/ Samuel S. Hinrichsen
Samuel S. Hinrichsen, Senior Vice President and Chief Financial Officer